+ Exhibit 99.4

FORWARD-LOOKING STATEMENTS The information presented herein contains estimates and other forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” “outlook” and similar words, phrases or expressions are intended to identify such forward-looking statements, but other statements that are not historical facts may also be considered forward-looking statements. These forward-looking statements include statements about the benefits of the merger, including anticipated future financial and operating results, synergies, accretion and growth rates, BD’s, Bard’s and the combined company’s plans, objectives, expectations and intentions, and the expected timing of completion of the transaction. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the failure of the closing conditions to be satisfied, or any unexpected delay in closing the proposed merger, including the failure to obtain the necessary approval by Bard shareholders and the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings related to the proposed merger; risks relating to the integration of BD’s and Bard’s businesses, operations, products and employees, including the risk that this integration will be materially delayed or will be more costly or difficult than expected; the risk that the integration of the cost savings and any revenue synergies from the merger may not be realized or take longer than anticipated to be realized; the risk of higher than anticipated costs, fees, expenses and charges in relation to the proposed merger; access to available financing on a timely basis and reasonable terms; reputational risk and the reaction of BD’s and Bard’s employees, customers, suppliers or other business partners to the proposed merger, including a risk of loss of key senior management or other associates; developments, sales efforts, income tax matters, the outcomes of contingencies such as legal proceedings, and other economic, business, competitive and regulatory factors; as well as other risks, uncertainties and factors discussed in BD’s and Bard’s respective filings with the U.S. Securities and Exchange Commission (the “SEC”), available free of charge at the SEC’s website at www.sec.gov. BD and Bard do not intend, and disclaim any obligation, to update or revise any forward-looking statements contained in this communication to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations. ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT In connection with the proposed transaction, BD will file a registration statement on Form S-4 with the SEC that will include a proxy statement of Bard that also constitutes a prospectus of BD. BD and Bard also plan to file other documents in connection with the proposed transaction with the SEC. INVESTORS AND SHAREHOLDERS OF BARD ARE URGED TO READ CAREFULLY THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BD, BARD, THE PROPOSED TRANSACTION AND RELATED MATTERS. The registration statement and proxy statement/prospectus and other documents filed by BD or Bard with the SEC will be available free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the documents filed with the SEC by BD at BD’s website at www.bd.com, in the “Investors” section by clicking the “Investors” link or by contacting BD Investor Relations at Monique_Dolecki@bd.com or calling 201-847-5378, and will be able to obtain free copies of the documents filed with the SEC by Bard at Bard’s website at www.crbard.com, in the “Investors” section by clicking the “Investors” link or by contacting Bard Investor Relations at Todd.Garner@crbard.com or calling 908-277-8065. PARTICIPANTS IN THE SOLICITATION BD, Bard, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Bard’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Bard shareholders in connection with the proposed merger, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information about BD’s directors and executive officers is available in BD’s proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on December 15, 2016, and other documents subsequently filed by BD with the SEC. Information about Bard’s directors and executive officers is available in Bard’s proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on March 15, 2017, and other documents subsequently filed by Bard with the SEC.

Welcome Today marks an important day for Bard and BD, two of the most established, respected names in medical technology. BD has signed an agreement to combine with Bard. We will work together over the weeks ahead to finalize the transaction and currently anticipate the deal to close in Q4 2017. Let’s take this time together to walk through the rationale and expectations.

Why are we doing this? The combination of Bard and BD creates a differentiated medical technology company focused on delivering innovative healthcare solutions to improve clinical and economic outcomes. The two purpose-driven organizations are both a solid strategic fit and have well-aligned values, sharing a strong track record of performance and a deep commitment to advancing healthcare. Bard and BD bring together highly complementary product sets to create compelling solutions for customers, enhancing growth opportunities for the combined company.    Together, Bard and BD will be well-positioned to improve both the delivery of healthcare solutions (Bard’s core strength) and process of care (BD’s core strength).

How does this help Bard? This transaction creates one of the most well-respected global companies in the industry, further enabling our shared vision of advancing healthcare around the world. Our expertise in improving clinical outcomes, coupled with BD’s capabilities in strategic selling, informatics and solutions delivery, will make the combined organization a stronger partner for healthcare providers, who are increasingly focused on delivering better outcomes at a lower cost. BD’s leading global capabilities and infrastructure are expected to further accelerate Bard’s growth outside of the U.S., creating more opportunities for patients and clinicians around the world to benefit from our product technology.

BD: Advancing the world of health Founded in 1897 40,000+ associates in 50 countries Headquarters: Franklin Lakes, New Jersey, USA Serving 190+ Countries Total Revenue (FY2016): $12.5 billion ($6.9B US / $5.6B International) We do what is right We take personal responsibility We anticipate and address the challenges of patients and customers globally We innovate and improve continuously We respect, collaborate, challenge and care about each other

BD: Key Segments

Why does BD want to acquire Bard? Together, Bard and BD will bring to market an expanded portfolio of clinically relevant products, with clearly identified opportunities to drive near-term synergies. By combining our strong leadership position and innovation pipeline in fast-growing vascular access segments – PICCs (peripherally inserted central catheters), midlines and drug delivery ports – with BD’s leadership and innovation in IV drug preparation, dispensing, delivery and administration, the combined organization will be better positioned to provide end-to-end medication management solutions across the care continuum. Together, we will address the burden faced by hospitals with product leadership and solutions to address SSI (surgical site infections), CLABSI (central line associated blood stream infections, C-Diff and CAUTI (catheter acquired urinary tract infections).

How will this work? Bard is committed to maintaining our current business focus and to integrating our business into their structure as a new third segment. However, we will remain two separate companies until the closing takes place. We have agreed to a very structured and collaborative integration process after the closing, which we expect to occur in the 4th quarter of this year. Both John and Tim will play key roles, consulting with BD on top decisions while other Bard leaders facilitate the integration process. While we expect some integration of processes, people and products post-closing – including several of their products into our portfolios – we don’t expect a lot of change in how we run our business today.

What does this mean for me? While we have signed a merger agreement with BD, we still have a lot of work ahead of us. It’s important for us to keep things running in a business-as-usual manner to the greatest extent possible – remaining focused on our work and, ultimately, serving our customers and patients. At the same time, we also recognize that you will have many questions, and we are committed to open communication, sharing key decisions with you as they are made. As progress is made over the coming months, we will be sure to keep you informed through a number of channels, including town halls and leadership emails.

Recap & Further Information We expect the deal to close in the fourth quarter of this year. We recognize that this change can create both excitement and uncertainty for our employees. We will work closely with you, our customers, suppliers and others to ensure a smooth transition. For now, things must be business as usual to the extent possible. So, it's important we continue to do great work. As you know, there is a website where you can learn more about the deal, but don’t hesitate to reach out to me or your manager if you have any questions.

“BD executives view us as a growth platform that they intend to invest in to assure a continued flow of new products and healthy growth rates. We believe that Bard’s businesses, buoyed by your commitment to quality, integrity, service and innovation, will continue to thrive within BD.” - Timothy M. Ring, Chairman & Chief Executive Officer, C. R. Bard, Inc. Our Future Together

Thank you!